SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

E.DIGITAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

0-20734

(Commission File Number)

33-0591385

(IRS Employer Identification No.)

16870 West Bernardo Drive, Suite 120

San Diego, California 92127

(Address of principal executive offices)

(858) 304-3016

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement for Legal Services

On September 14, 2012 e.Digital Corporation (the “Company”) entered into an agreement for legal services and contingent fee arrangement (“Agreement”) with Handal and Assocates (“Handal”). The Agreement provides that Handal will be the Company’s legal counsel in connection with licensing and prosecuting claims of infringement of the Company’s flash memory patent portfolio (“Patent Enforcement Matters”).

Handal has agreed to handle the Company’s Patent Enforcement Matters on a partial contingent fee basis. The Company will pay a monthly retainer fee of $30,000 creditable against future contingency recoveries. Handal has agreed to advance related expenses excluding experts and prior art search firms. The Company has agreed to (a) pay Handal a fee equal to 33% of any license fee or settlement related to Patent Enforcement Matters, less prior retainers; and (b) reimburse Handal for advanced expenses. The fee is 40% if litigation is required and successful.

A copy of the Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibit.

On September 17, 2012, the Company issued a press release announcing the legal representation, a copy of which is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Agreement for Legal Services

 On September 11, 2012 the Company and Duane Morris LLP terminated the March 23, 2007 legal representation agreement, effective immediately. The termination pertains to Flash-R patent enforcement activities, as outlined in the March 23, 2007 agreement. Pursuant to the termination agreement, Duane Morris will continue to be responsible for any matters directly related to those actions in which Duane Morris had previously represented e. Digital, without any additional fees charged to e.Digital. Also Duane Morris will receive its previously agreed contingency fee on certain future royalty payments.

A copy of the termination is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Agreement for Legal Services and Contingent Fee Arrangement dated September 14, 2012 between the Company and Handal and Associates
99.2	Termination of Agreement dated September 11, 2012 between the Company and Duane Morris LLP
99.3	Press Release, dated September 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2012	e.DIGITAL CORPORATION By: /s/ ALFRED H. FALK Alfred H. Falk, President and Chief Executive Officer (Principal Executive Officer and duly authorized to sign on behalf of the Registrant)